SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2016

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4026 Wards Road, Suite G1 #271
Lynchburg, VA		24502
(Address of principal executive offices)		(Zip Code)

(434) 239-4272

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

Effective June 13, 2016, Sitestar Corporation (the “Company”) entered into a certain Limited Liability Company Agreement of HVAC Value Fund, LLC (the “Agreement”) with JNJ Investments, LLC, an unaffiliated and unrelated Arizona limited liability company (“JNJ”). The Company and JNJ organized HVAC Value Fund, LLC (the “Limited Liability Company Entity”) as a Delaware limited liability company on June 13, 2016, for the expected purpose of carrying out from time to time through the Limited Liability Company Entity acquisitions and investments in the Heating, Ventilation, and Air Conditioning (“HVAC”) industry. The Board of Directors of the Company authorized the creation of the Limited Liability Company Entity for such purpose on June 13, 2016.

Under the terms of the Agreement, the Company was admitted as a member of the Limited Liability Company Entity, and owns 100% of the Class A voting shares of the Limited Liability Company Entity, which such Class A voting shares represent the sole class of membership interests designated as voting. Under the terms of the Agreement, the Company has made an initial capital contribution to the Limited Liability Company Entity in the amount of $1,000,000, and the Company is obligated to make an additional capital contribution to the Limited Liability Company Entity in the amount of $1,000,000 upon, and subject to, performance requirements.

Under the terms of the Agreement, the Company’s overall economic percentage interest in the Limited Liability Company Entity may vary over time and from time to time, as membership interests are adjusted on account of capital contributions and distributions and withdrawals of capital, and allocations of any losses and profits among the members.

The Agreement provides that the business and affairs of the Limited Liability Company Entity will be managed exclusively by a Board of Managers, comprised of persons selected by the Company, and by such other officers of the Limited Liability Company Entity as may be appointed from time to time, and overseen, by the Board of Managers. Both the Company and JNJ are designated as Managers.

To date, the Limited Liability Company Entity has not consummated any acquisitions or investments in the HVAC industry nor carried on any material business.

The foregoing description of the Agreement is qualified in its entirety by the contents of the Agreement.

Item 8.01 - Other Events.

On Tuesday, June 14, 2016, the Company issued a press release announcing, and commenting upon, the creation of HVAC Value Fund, LLC, and commenting upon the Company’s delays in filing its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the period ended March 31, 2016 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Sitestar Corporation Press Release dated June 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2016		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO

Sitestar Corporation

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Sitestar Corporation Press Release dated June 14, 2016